Accounting estimates	12 Months Ended
Dec. 31, 2024
Accounting estimates
Accounting estimates
4	Accounting estimates

(i)	Significant accounting estimates and judgements The significant accounting estimates and judgements are as follows:

(a)
Assessment of non-financial assets for impairment

At each reporting date, the Group reviews the carrying amount of its operating assets and assesses them for impairment, or impairment reversal, when indications exist. When assessing whether indicators for impairment or impairment reversal exist, the Group considers external inputs, including changes in market interest rates and other market conditions, including freight indices, as well as internal inputs, including updates to the Group’s business plans and initiatives. The Group assesses the recoverable amount of its cash-generating units based on value-in-use. Value-in-use is the present value of the future net cash flows expected to be derived from the use and disposal of an asset or a cash-generating unit. The Group’s assessment involves judgment in respect of multiple estimates, the change of which may affect the recognition, measurement or allocation of impairment losses, or the reversal of such. Regarding the significant assumptions used in the assessments carried out during the reported periods, see also Note 7.

(b)	Assessment of extension options and purchase options available in lease arrangements

Future lease payments during the lease term, measured at present value, include extension options and /or purchase options, when such options are available and estimated by the Group as reasonably certain to apply. When assessing such options, the Group applies judgment, while considering all relevant aspects and circumstances, including its expected operational needs, to conclude whether it expects there will be an economic incentive to exercise each option. The assessment of those options affects the measurement of the related lease liabilities and their corresponding right-of-use assets, and in some circumstances, also the recognition of such liabilities and assets.

(c)	Assessment of incremental borrowing rate applicable for lease arrangements

A lease liability is measured using the Company’s applicable incremental borrowing rate, when the implicit rate is not readily determinable. The Company estimates its incremental borrowing rate, with the assistance of a third-party appraiser, based on credit rating derived from available debt transactions and their corresponding yield curves, while applying judgment in respect of the comparability of such debt transactions to the lease arrangements.

(d)	Assessment of contingent liabilities

Legal matters, including applications for class actions, are pending against the Company and/or its investees. Management evaluates based on the opinion of its legal advisors, whether it is more likely than not that an outflow of economic resources will be required to settle the potential liabilities under such legal matters. The developments and/or resolutions in such matters, including through either negotiations or litigation, are subject to a high level of uncertainty which could result in recognition, adjustment or reversal of a provision for such matters. For information in respect to the Group’s exposure to claims and legal matters, see Note 27 (Contingencies).

(ii)
Determination of fair values

A number of the Group’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure as detailed below. When applicable, further information regarding the assumptions applied in determining fair values is disclosed in the notes specific to the related asset or liability.

(a)	Financial instruments (including derivatives) See Note 29(b).

(b)	Share-based compensation arrangements See Note 12(c).